UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2014

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10271
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 23, 2014, National Holdings Corporation (the “Company”) and Mark D. Klein entered into a second amendment (the “Second Amendment”) to Mr. Klein’s Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 7, 2013, as amended (collectively, the “Employment Agreement”). Pursuant to the Second Amendment, among other things,

●	The term of Mr. Klein’s employment will expire at the close of business on December 31, 2014 instead of September 30, 2015 (the “Term”).

●	During the remainder of the Term, Mr. Klein agreed that the executive committee of the Board of Directors of the Company will be comprised of Mr. Klein, Robert B. Fagenson and Mark Goldwasser.

●

The Term and Mr. Klein’s employment under the Employment Agreement may only be terminated prior to its scheduled expiration as follows: (i) by the Company without “Cause” (as defined in the Agreement), (ii) by the Company for “Cause,” (iii) by the Company due to “Disability” (as defined in the Agreement), (iv) by Mr. Klein for any or no reason, or (v) due to Mr. Klein’s death. In the event of any termination of Mr. Klein’s employment, including the expiration of the Term on December 31, 2014, Mr. Klein will receive only the Accrued Obligations (as defined in the Employment Agreement) (including, without limitation, the indemnity and insurance rights set forth in the section of the Employment Agreement entitled “Insurance/Indemnity”) and the rights regarding the Sign On Grant (as defined in the Employment Agreement).

●

The option term of the fully vested, nonforfeitable, nonqualified stock options to purchase 5,700,000 shares of common stock of the Company granted to Mr. Klein on June 7, 2013 will expire on September 30, 2020 and the Sign On Grant will be exercisable at any time during the option term; provided, that the option term will expire on the three year anniversary of any termination of Mr. Klein’s employment that is (i) a termination by the Company for Cause, (ii) a termination by Mr. Klein for any or no reason, and (iii) a termination due to expiration of the Term on December 31, 2014.

●

The definition of Cause under the Employment Agreement was amended to provide only for the conviction of Mr. Klein or plea of guilty or nolo contendere in each case prior to December 31, 2014 to a felony or other crime involving moral turpitude carrying mandatory jail time of more than twelve (12) months.

●

The definition of Good Reason under the Employment Agreement was amended to provide that it shall have no operative effect under the Employment Agreement. For purposes of the Employment Agreement and Mr. Klein’s Nonqualified Stock Option and Dividend Equivalent Agreement, Mr. Klein cannot terminate for “Good Reason” under any circumstances.

●	Mr. Klein will not be eligible for Severance Benefits (as defined in the Employment Agreement).

●	The Company and Mr. Klein entered into a Mutual Release, dated September 23, 2014 (the “Release”) relating claims as of September 23, 2014.

●

The Company and Mr. Klein agreed to execute a supplemental general, mutual release of claims on January 2, 2015, or within three business days thereafter, covering the period following the date of the Second Amendment until the execution of the release, and attached to the Second Amendment as Exhibit B.

●

Mr. Klein agreed not to stand for re-election as a member of the Board of Directors of the Company at its next annual meeting of shareholders; provided, however, that Mr. Klein agreed to resign as a director of the Company on the earlier of (i) March 31, 2015, or (ii) immediately prior to the date of the next annual meeting of shareholders.

Robert Fagenson, the Company’s current Co-Executive Chairman, will assume the position of Chief Executive Officer on January 1, 2015. The information required by Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K and Item 5.02(c)(3) of Form 8-K is disclosed in and incorporated herein by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 1, 2014.

The summaries of each of the Employment Agreement (including the first amendment thereto), the Second Amendment and the Release are qualified in their entirety by reference to the full text of the Employment Agreement (including the first amendment thereto), the Second Amendment and the Release, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. A copy of the Nonqualified Stock Option and Dividend Equivalent Agreement, dated as of July 29, 2013, relating to the fully vested, nonforfeitable, nonqualified stock options to purchase 5,700,000 shares of common stock of the Company granted to Mr. Klein (which is referred to in the Employment Agreement) is attached as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the press release issued by the Company in connection with the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1

Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 7, 2013, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2013).

10.2

Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2014).

10.3	Second Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein.

10.4	Release, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein.

10.5	Nonqualified Stock Option and Dividend Equivalent Agreement, dated as of July 29, 2013, between National Holdings Corporation and Mark D. Klein.

99.1	Press release issued by National Holdings Corporation on September 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: September 29, 2014	By:	/s/	Robert B. Fagenson
Robert B. Fagenson
Co-Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1

Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 7, 2013, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 2013).

10.2

Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Mark D. Klein (incorporated by reference from Exhibit 10.1 to National Holdings Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2014).

10.3	Second Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein.

10.4	Release, dated September 23, 2014, between National Holdings Corporation and Mark D. Klein.

10.5	Nonqualified Stock Option and Dividend Equivalent Agreement, dated as of July 29, 2013 between National Holdings Corporation and Mark D. Klein.

99.1	Press release issued by National Holdings Corporation on September 24, 2014.